Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:	In Re Edison Mission Energy, et al.	CASE NO.:	12-49219

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

For the month ending 1/31/2013

Below exhibit will replace standard detailed breakdown

Debtor Entity	Total Receipts	Total Disbursements
Edison Mission Energy	$10,132,578	$16,410,797
Camino Energy Company	0	0
Chestnut Ridge Energy Company	0	0
Edison Mission Energy Fuel Services, LLC	0	0
Edison Mission Fuel Resources, Inc.	0	0
Edison Mission Fuel Transportation, Inc.	0	0
Edison Mission Holdings Co.	0	0
Edison Mission Midwest Holdings Co.	0	0
Midwest Finance Corp.	0	0
Midwest Generation EME, LLC	$2,859,328	$2,494,885
Midwest Generation, LLC	$60,249,676	$64,588,231
Midwest Generation Procurement Services, LLC	0	0
Midwest Peaker Holdings, Inc.	0	0
Mission Energy Westside, Inc.	0	0
San Joaquin Energy Company	0	0
Southern Sierra Energy Company	0	0
Western Sierra Energy Company	0	0
DEBTOR ENTITY TOTAL	$73,241,582	$83,493,912

OPERATING REPORT

EXHIBIT “B”

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:	In Re Edison Mission Energy, et al.	CASE NO.:	12-49219

SUMMARY OF ACCOUNT BALANCES

For the month ending 1/31/2013

EDISON MISSION ENERGY

Debtor	Bank name	Account	Bank location	Balance
Edison Mission Energy	Citibank	9783	New Castle, DE	$10,758,066
Edison Mission Energy	Citibank	8633	New Castle, DE	$0
Edison Mission Energy	Citibank	0981	New Castle, DE	$0
Edison Mission Energy	Citibank	238	New Castle, DE	$293,839
Edison Mission Energy	Citibank, London	8088	Dublin, Ireland	$257,797
Edison Mission Energy	City National Bank	7910	Irvine, CA	$5,746
Edison Mission Energy	Union Bank of CA	5060	Los Angeles, CA	$149,359
Edison Mission Energy	DNB Bank	0126	New York, NY	$0
Edison Mission Energy	DNB Bank	0067	New York, NY	$0
Edison Mission Energy	DNB Bank	0157	New York, NY	$0
Edison Mission Energy	DNB Bank	0310	New York, NY	$0
Edison Mission Energy	DNB Bank	0128	New York, NY	$0
Edison Mission Energy	DNB Bank	0345	New York, NY	$0
Edison Mission Energy	DNB Bank	0137	New York, NY	$0
Edison Mission Energy	DNB Bank	0176	New York, NY	$0
Edison Mission Energy	DNB Bank	0172	New York, NY	$0
Edison Mission Energy	DNB Bank	0203	New York, NY	$0
Edison Mission Energy	DNB Bank	0206	New York, NY	$0
Edison Mission Energy	DNB Bank	0213	New York, NY	$0
Edison Mission Energy	DNB Bank	0119	New York, NY	$0
Edison Mission Energy	DNB Bank	0227	New York, NY	$0
Edison Mission Energy	DNB Bank	0219	New York, NY	$0
Edison Mission Energy	DNB Bank	0390	New York, NY	$0
Edison Mission Energy	DNB Bank	0023	New York, NY	$0
Edison Mission Energy	DNB Bank	0234	New York, NY	$0
Edison Mission Energy	DNB Bank	0390	New York, NY	$0
Edison Mission Energy	DNB Bank	0179	New York, NY	$0
Edison Mission Energy	ICD	0335	San Francisco, CA	$310,500,000

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:	In Re Edison Mission Energy, et al.	CASE NO.:	12-49219

SUMMARY OF ACCOUNT BALANCES (cont’d)

For the month ending 1/31/2013

Midwest Generation EME, LLC

	Bank name	Account	Bank location	Balance
Midwest Generation EME, LLC	Bank of America - Chicago	1429	Chicago, IL	$28,102
Midwest Generation EME, LLC	Citibank	4458	New Castle, DE	$570,517
Midwest Generation EME, LLC	Citibank	8822	New Castle, DE	$0

Midwest Generation, LLC

	Bank name	Account	Bank location	Balance
Midwest Generation, LLC	Citibank	9804	New Castle, DE	$0
Midwest Generation, LLC	Citibank	9812	New Castle, DE	$0
Midwest Generation, LLC	Citibank	9839	New Castle, DE	$0
Midwest Generation, LLC	Citibank	9847	New Castle, DE	$0
Midwest Generation, LLC	Citibank	9855	New Castle, DE	$0
Midwest Generation, LLC	Citibank	0098	New Castle, DE	$17,694,318
Midwest Generation, LLC	Citibank	0071	New Castle, DE	$10,408
Midwest Generation, LLC	The Bank of New York	2661	Paterson, NJ	$0
Midwest Generation, LLC	The Bank of New York	2662	Paterson, NJ	$0
Midwest Generation, LLC	The Bank of New York	5421	Paterson, NJ	$0
Midwest Generation, LLC	The Bank of New York	5422	Paterson, NJ	$0
Midwest Generation, LLC	The Bank of New York	5417	Paterson, NJ	$0
Midwest Generation, LLC	The Bank of New York	5419	Paterson, NJ	$0
Midwest Generation, LLC	ICD	0234	San Francisco, CA	$72,900,000

Midwest Finance Corp.

	Bank name	Account	Bank location	Balance
Midwest Finance Corporation	Citibank	2827	New Castle, DE	$100

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:	In Re Edison Mission Energy, et al.	CASE NO.:	12-49219

RECEIPTS LISTING

For the month ending 1/31/2013

— DETAILED RECEIPTS LISTING REPLACED BY ABOVE —

SUMMARY OF RECEIPTS AND DISBURSEMENTS & BREAKDOWN OF ACCOUNT BALANCES

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:	In Re Edison Mission Energy, et al.	CASE NO.:	12-49219

DISBURSEMENTS LISTING

For the month ending 1/31/2013

— DETAILED DISBURSEMENTS LISTING REPLACED BY ABOVE —

SUMMARY OF RECEIPTS AND DISBURSEMENTS & BREAKDOWN OF ACCOUNT BALANCES

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:	In Re Edison Mission Energy, et al.	CASE NO.:	12-49219

STATEMENT OF INVENTORY

For the month ending 1/31/2013

— DETAILED STATEMENT OF INVENTORY  REPLACED BY ATTACHED  —

BALANCE SHEET, SEE ATTACHMENT 2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:	In Re Edison Mission Energy, et al.	CASE NO.:	12-49219

STATEMENT OF AGED RECEIVABLES

For the month ending 1/31/2013

— DETAILED STATEMENT OF AGED RECEIVABLES  REPLACED BY ATTACHED  —

BALANCE SHEET, SEE ATTACHMENT 2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:	In Re Edison Mission Energy, et al.	CASE NO.:	12-49219

STATEMENT OF ACCOUNTS PAYABLE

For the month ending 1/31/2013

— DETAILED STATEMENT OF ACCOUNTS PAYABLE REPLACED BY ATTACHED —

BALANCE SHEET, SEE ATTACHMENT 2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:	In Re Edison Mission Energy, et al.	CASE NO.:	12-49219

For Month Ending 1/31/2013

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$10,238,088.08

Payroll taxes due but unpaid	$0

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Debtor entity	Name of creditor/lessor	Date regular payment is due	Amount of regular payment	Number of payments delinquent*	Amount of payments delinquent*
Edison Mission Energy	MailFinance	Quarterly	$513	0	$0
Edison Mission Energy	GE Capital c/o Ricoh USA Program	Monthly	$3,347	0	$0
Edison Mission Energy	The Realty Associates Fund IX, L.P.	Monthly	$167,492	0	$0
Edison Mission Energy	Enterprise Fleet Management	Monthly	$374	0	$0
Edison Mission Energy	Bank of the West	Monthly	$2,976	0	$0
Midwest Generation EME LLC	Pitney Bowes Global Financial	Quarterly	$1,242	0	$0
Midwest Generation EME LLC	GE Capital c/o Ricoh USA Program	Monthly	$1,766	0	$0
Midwest Generation EME LLC	Remquad Office Company, LLC	Monthly	$39,419	0	$0
Midwest Generation EME LLC	Ford Motor Credit	Monthly	$421	0	$0

Debtor entity	Name of creditor/lessor	Date regular payment is due	Amount of regular payment	Number of payments delinquent*	Amount of payments delinquent*
Midwest Generation EME LLC	Ford Motor Credit	Monthly	$330	0	$0
Midwest Generation EME LLC	Ford Motor Credit	Monthly	$330	0	$0
Midwest Generation EME LLC	Ford Motor Credit	Monthly	$421	0	$0
Midwest Generation, LLC	GE Capital c/o Ricoh USA Program	Monthly	$2,136	0	$0
Midwest Generation, LLC	Ricoh USA, Inc.	Monthly	$1,585	0	$0
Midwest Generation, LLC	Ricoh USA, Inc.	Monthly	$1,314	0	$0
Midwest Generation, LLC	GE Capital c/o Ricoh USA Program	Monthly	$1,390	0	$0
Midwest Generation, LLC	Caterpillar Financial Services	Monthly	$12,585	0	$0
Midwest Generation, LLC	Caterpillar Financial Services	Monthly	$18,821	0	$0
Midwest Generation, LLC	Caterpillar Financial Services	Monthly	$2,407	0	$0
Midwest Generation, LLC	Caterpillar Financial Services	Monthly	$29,822	0	$0
Midwest Generation, LLC	Caterpillar Financial Services	Monthly	$14,487	0	$0
Midwest Generation, LLC	Jeffrey Blass DBA Lincoln Stone Quarry, Inc.	Annually	$80,000	0	$0
Midwest Generation, LLC	National Railway Equipment Co.	Annually	$202,940	0	$0
Midwest Generation, LLC	KIP America, Inc.	Monthly	$944	0	$0

Debtor entity	Name of creditor/lessor	Date regular payment is due	Amount of regular payment	Number of payments delinquent*	Amount of payments delinquent*
Midwest Generation, LLC	Hagemeyer of North America	Monthly	$1,955	0	$0
Midwest Generation, LLC	Linde, Inc.	Monthly	$1,500	0	$0
Midwest Generation, LLC	Pitney Bowes Global Financial	Quarterly	$423	0	$0
Midwest Generation, LLC	UST-GEPT Joint Venture, LP	Monthly	$12,515	0	$0
Midwest Generation, LLC	The CIT Group	Monthly	$54,323	0	$0
Midwest Generation, LLC	The CIT Group	Monthly	$48,876	0	$0
Midwest Generation, LLC	The CIT Group	Monthly	$56,931	0	$0
Midwest Generation, LLC	The CIT Group	Monthly	$56,922	0	$0
Midwest Generation, LLC	GE Railcar Services Corp.	Monthly	$28,312	0	$0
Midwest Generation, LLC	GE Railcar Services Corp.	Monthly	$28,195	0	$0
Midwest Generation, LLC	GE Railcar Services Corp.	Monthly	$47,957	0	$0
Midwest Generation, LLC	GE Railcar Services Corp.	Monthly	$23,274	0	$0
Midwest Generation, LLC	GE Railcar Services Corp.	Monthly	$24,516	0	$0
Midwest Generation, LLC	GE Railcar Services Corp.	Monthly	$24,970	0	$0
Midwest Generation, LLC	GE Railcar Services Corp.	Monthly	$157,776	0	$0
Midwest Generation, LLC	GE Railcar Services Corp.	Monthly	$78,196	0	$0

Debtor entity	Name of creditor/lessor	Date regular payment is due	Amount of regular payment	Number of payments delinquent*	Amount of payments delinquent*
Midwest Generation, LLC	ARTCO Fleeting Services	Monthly	$550	0	$0
Midwest Generation, LLC	The Bank of New York	Semi Annually next payment due 7/2/2013	$34,642,108	0	$0
Midwest Generation, LLC	The Bank of New York	Semi Annually next payment due 7/2/2013	$41,015,504	0	$0

*  Includes only post-petition payments.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:	In Re Edison Mission Energy, et al.	CASE NO.:	12-49219

For the month ending 1/31/2013

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently for all debtors on a consolidated basis.

1.	Federal Income Taxes	Yes ☒	No ☐

2.	FICA withholdings	Yes ☒	No ☐

3.	Employee’s withholdings	Yes ☒	No ☐

4.	Employer’s FICA	Yes ☒	No ☐

5.	Federal Unemployment Taxes	Yes ☒	No ☐

6.	State Income Tax	Yes ☒	No ☐

7.	State Employee withholdings	Yes ☒	No ☐

8.	All other state taxes	Yes ☒	No ☐

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Form B26, Instructions (12/1/08)

Form 6123 (Rev. 06-97)	Department of the Treasury-Internal Revenue Service Verification of Fiduciary’s Federal Tax Deposit

Do not attach this Notice to your Return

TO	District Director, Internal revenue Service Attn: Chief, Special Procedures Function

FROM:	Name of Taxpayer	EDISON MISSION ENERGY PAID UNDER AGENT: SOUTHERN CALIFORNIA EDISON COMPANY

	Taxpayer Address	AGENT FEIN #95-1240335

The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):

Section 1	Form 941 Federal Tax Deposit (FTD) Information

Taxes Reported on Form 941, Employer’s Quarterly Federal Tax Return	For the payroll period from	1/1/2013 to 1/31/2013

	Payroll date	Numerous dates see attachment 4

	Gross wages paid to employees	$2,621,259

	Income tax withheld	$556,823

	Social Security and Medicare (Employer’s plus Employee’s shares of Social Security Tax)	$358,206

	Tax Deposited	$915,028

	Date Deposited	Numerous dates see attachment 4

Section 2	Form 940 Federal Tax Deposit (FTD) Information

Taxes Reported on Form 940, Employer’s Annual Federal Unemployment Tax Return	For the payroll period from	1/1/2013 to 1/31/2013

	Gross wages paid to employees	$2,562,451

	Tax Deposited	$5,023

Date Deposited

The Federal unemployment taxes are due the end of the quarter. The Debtors have made tax payments to SCE, which tax payments SCE will transmit to the U.S. government in April 2013 when such tax payments are due.

Certification

(Certification is limited to receipt or electronic transmittal of deposit only)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer’s Tax Guide (Publication 15)

Deposit Method (check box)	Form 8109/8109B Federal Tax Deposit (FTD) coupon Electronic Federal Tax Payment System (EFTPS) Deposit

Amount (Form 941)	Date of Deposit	see attachment 4	EFTPS acknowledgment number or Form 8109 FTD received by:

Amount (Form 940)	Date of Deposit	N/A	EFTPS acknowledgment number or Form 8109 FTD received by:

Depositor’s Employer Identification Number		95-1240335	Name and Address of Bank: City National Bank, Los Angeles, CA routing # 122016066

Under penalties of perjury, I certify that the above federal tax deposit information is true and correct

Signed:	Dated:

Name and Title (print or type)
Cat. #43099Z	Form 6123 (rev. 06-97)

Form 6123 (Rev. 06-97)	Department of the Treasury-Internal Revenue Service Verification of Fiduciary’s Federal Tax Deposit

Do not attach this Notice to your Return

TO	District Director, Internal revenue Service Attn: Chief, Special Procedures Function

FROM:	Name of Taxpayer	MIDWEST GENERATION EME LLC PAID UNDER AGENT: SOUTHERN CALIFORNIA EDISON COMPANY

	Taxpayer Address	AGENT FEIN #95-1240335

The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):

Section 1	Form 941 Federal Tax Deposit (FTD) Information

Taxes Reported on Form 941, Employer’s Quarterly Federal Tax Return	For the payroll period from	1/1/2013 to 1/31/2013

	Payroll date	Numerous dates see attachment 4

	Gross wages paid to employees	$2,468,529

	Income tax withheld	$569,718

	Social Security and Medicare (Employer’s plus Employee’s shares of Social Security Tax)	$268,583

	Tax Deposited	$838,300

	Date Deposited	Numerous dates see attachment 4

Section 2	Form 940 Federal Tax Deposit (FTD) Information

Taxes Reported on Form 940, Employer’s Annual Federal Unemployment Tax Return	For the payroll period from	1/1/2013 to 1/31/2013

	Gross wages paid to employees	$2,346,915

	Tax Deposited	$3,315

Date Deposited

The Federal unemployment taxes are due the end of the quarter. The Debtors have made tax payments to SCE, which tax payments SCE will transmit to the U.S. government in April 2013 when such tax payments are due.

Certification

(Certification is limited to receipt or electronic transmittal of deposit only)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer’s Tax Guide (Publication 15)

Deposit Method (check box)	Form 8109/8109B Federal Tax Deposit (FTD) coupon Electronic Federal Tax Payment System (EFTPS) Deposit

Amount (Form 941)	Date of Deposit	see attachment 4	EFTPS acknowledgment number or Form 8109 FTD received by:

Amount (Form 940)	Date of Deposit	N/A	EFTPS acknowledgment number or Form 8109 FTD received by:

Depositor’s Employer Identification Number		95-1240335	Name and Address of Bank: City National Bank, Los Angeles, CA routing # 122016066

Under penalties of perjury, I certify that the above federal tax deposit information is true and correct

Signed:	Dated:

Name and Title (print or type)
Cat. #43099Z	Form 6123 (rev. 06-97)

Form 6123 (Rev. 06-97)	Department of the Treasury-Internal Revenue Service Verification of Fiduciary’s Federal Tax Deposit

Do not attach this Notice to your Return

TO	District Director, Internal revenue Service Attn: Chief, Special Procedures Function

FROM:	Name of Taxpayer	MIDWEST GENERATION LLC PAID UNDER AGENT: SOUTHERN CALIFORNIA EDISON COMPANY

	Taxpayer Address	AGENT FEIN #95-1240335

The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):

Section 1	Form 941 Federal Tax Deposit (FTD) Information

Taxes Reported on Form 941, Employer’s Quarterly Federal Tax Return	For the payroll period from	1/1/2013 to 1/31/2013

	Payroll date	Numerous dates see attachment 4

	Gross wages paid to employees	$4,998,917

	Income tax withheld	$809,249

	Social Security and Medicare (Employer’s plus Employee’s shares of Social Security Tax)	$828,209

	Tax Deposited	$1,637,458

	Date Deposited	Numerous dates see attachment 4

Section 2	Form 940 Federal Tax Deposit (FTD) Information

Taxes Reported on Form 940, Employer’s Annual Federal Unemployment Tax Return	For the payroll period from	1/1/2013 to 1/31/2013

	Gross wages paid to employees	$5,328,722

	Tax Deposited	$27,866

Date Deposited

The Federal unemployment taxes are due the end of the quarter. The Debtors have made tax payments to SCE, which tax payments SCE will transmit to the U.S. government in April 2013 when such tax payments are due.

Certification

(Certification is limited to receipt or electronic transmittal of deposit only)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer’s Tax Guide (Publication 15)

Deposit Method (check box)	Form 8109/8109B Federal Tax Deposit (FTD) coupon Electronic Federal Tax Payment System (EFTPS) Deposit

Amount (Form 941)	Date of Deposit	see attachment 4	EFTPS acknowledgment number or Form 8109 FTD received by:

Amount (Form 940)	Date of Deposit	N/A	EFTPS acknowledgment number or Form 8109 FTD received by:

Depositor’s Employer Identification Number		95-1240335	Name and Address of Bank: City National Bank, Los Angeles, CA routing # 122016066

Under penalties of perjury, I certify that the above federal tax deposit information is true and correct

Signed:	Dated:

Name and Title (print or type)
Cat. #43099Z	Form 6123 (rev. 06-97)

ATTACHMENT 1:

INCOME STATEMENT

For period ending 01/31/2013

	Edison Mission Energy	Camino Energy Company	San Joaquin Energy Company	Southern Sierra Energy	Western Sierra Energy	Midwest Generation EME, LLC	Edison Mission Midwest Holdings Co.	Midwest Generation, LLC	Midwest Finance Corp.	Midwest Generation Procurement Services	Edison Mission Holdings Co.	Chestnut Ridge Energy Company

OPERATING REVENUES	$1,074,828	$0	$0	$5,000	$5,000	$0	$0	$58,492,983	$0	$0	$0	$0

OPERATING EXPENSES

Fuel	$0	$0	$0	$0	$0	$0	$0	$45,919,633	$0	$0	$0	$0
Plant operations	$0	$0	$0	$0	$0	$0	$0	$20,154,902	$0	$(19,447)	$0	$0
Plant operating leases	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Depreciation and amortization	$1,312,810	$0	$0	$0	$0	$53,560	$0	$10,585,043	$0	$0	$0	$0
Asset impairment and Sale of Assets	$0	$0	$0	$0	$0	$0	$0	$(10,161)	$0	$0	$0	$0
Administrative and general	$4,530,595	$43,049	$50,886	$30,758	$75,374	$93,496	$0	$10,678,098	$0	$0	$0	$0
Total Operating Expenses	$5,843,405	$43,049	$50,886	$30,758	$75,374	$147,057	$0	$87,327,516	$0	$(19,447)	$0	$0

OPERATING INCOME	$(4,768,577)	$(43,049)	$(50,886)	$(25,758)	$(70,374)	$(147,057)	$0	$(28,834,533)	$0	$19,447	$0	$0

OTHER INCOME (EXPENSE)

Equity in income from unconsolidated affiliates	$0	$302,863	$835,858	$643,133	$224,970	$0	$0	$0	$0	$0	$0	$0
Interest income	$131,351	$11,502	$0	$0	$0	$23	$0	$9,155,333	$0	$0	$0	$(48)
Interest expense	$(8,883,022)	$0	$0	$0	$0	$(684)	$0	$(2,171,771)	$0	$0	$0	$0
Other income (expense), net	$(29,051)	$0	$10,417	$0	$0	$743	$0	$10,400	$0	$0	$0	$0
Total Other Income (Expense)	$(8,780,722)	$314,365	$846,275	$643,133	$224,970	$82	$0	$6,993,962	$0	$0	$0	$(48)

Income from continuing operations before income taxes	$(13,549,299)	$271,316	$795,389	$617,375	$154,596	$(146,975)	$0	$(21,840,571)	$0	$19,447	$0	$(48)

Reorganization Items	$3,372,023	$325	$325	$325	$325	$1,625	$325	$325	$325	$325	$325	$325
Provision (benefit) for income taxes	$(6,663,617)	$106,716	$313,096	$242,994	$60,752	$(58,518)	$(128)	$(8,593,542)	$0	$0	$(128)	$(33,599)
Income (Loss) from continuing operations	$(10,257,705)	$164,275	$481,968	$374,056	$93,519	$(90,082)	$(197)	$(13,247,354)	$(325)	$19,122	$(197)	$33,226

Income from operations of discontinued subsidiaries,net of tax	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NET INCOME (LOSS)	$(10,257,705)	$164,275	$481,968	$374,056	$93,519	$(90,082)	$(197)	$(13,247,354)	$(325)	$19,122	$(197)	$33,226

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

NET INCOME ATTRIBUTABLE TO PARENT	$(10,257,705)	$164,275	$481,968	$374,056	$93,519	$(90,082)	$(197)	$(13,247,354)	$(325)	$19,122	$(197)	$33,226

	Mission Energy Westside	Edison Mission Energy Fuel Services, LLC	Edison Mission Fuel Resources, Inc.	Edison Mission Fuel Transportation, Inc.	Midwest Peaker Holdings, Inc.	COMBINED DEBTORS	COMBINED NON-DEBTOR	ELIMINATIONS	EME CONSOLIDATED

OPERATING REVENUES	$0	$0	$0	$0	$0	$59,577,810	$44,865,092	$(3,121,327)	$101,321,576

OPERATING EXPENSES

Fuel	$0	$0	$0	$0	$0	$45,919,633	$1,652,786	$(0)	$47,572,420
Plant operations	$0	$0	$0	$0	$0	$20,135,455	$12,515,188	$(2,986,703)	$29,663,940
Plant operating leases	$0	$0	$0	$0	$0	$0	$0	$6,229,496	$6,229,496
Depreciation and amortization	$0	$0	$0	$0	$0	$11,951,413	$13,690,702	$(3,386,338)	$22,255,777
Asset impairment and Sale of Assets	$0	$0	$0	$0	$0	$(10,161)	$(994)	$0	$(11,155)
Administrative and general	$0	$0	$0	$0	$0	$15,502,256	$3,864,239	$(9,672,511)	$9,693,984
Total Operating Expenses	$0	$0	$0	$0	$0	$93,498,597	$31,721,921	$(9,816,055)	$115,404,462

OPERATING INCOME	$0	$0	$0	$0	$0	$(33,920,787)	$13,143,172	$6,694,729	$(14,082,886)

OTHER INCOME (EXPENSE)

Equity in income from unconsolidated affiliates	$0	$0	$0	$0	$0	$2,006,824	$(844,923)	$(0)	$1,161,901
Interest income	$9	$0	$0	$0	$0	$9,298,169	$709,915	$(9,827,957)	$180,127
Interest expense	$0	$0	$0	$0	$0	$(11,055,476)	$(6,333,276)	$11,963,980	$(5,424,772)
Other income (expense), net	$0	$0	$0	$0	$0	$(7,492)	$18,527	$0	$11,034
Total Other Income (Expense)	$9	$0	$0	$0	$0	$242,025	$(6,449,757)	$2,136,022	$(4,071,709)

Income from continuing operations before income taxes	$9	$0	$0	$0	$0	$(33,678,762)	$6,693,415	$8,830,751	$(18,154,596)

Reorganization Items	$325	$0	$0	$0	$0	$3,377,223	$0	$0	$3,377,223
Provision (benefit) for income taxes	$(158)	$0	$0	$0	$0	$(14,626,132)	$(4,020,008)	$3,477,550	$(15,168,590)
Income (Loss) from continuing operations	$(158)	$0	$0	$0	$0	$(22,429,853)	$10,713,423	$5,353,201	$(6,363,229)

Income from operations of discontinued subsidiaries,net of tax	$0	$0	$0	$0	$0	$0	$(12,135)	$(232,193)	$(244,328)

NET INCOME (LOSS)	$(158)	$0	$0	$0	$0	$(22,429,853)	$10,701,287	$5,121,008	$(6,607,557)

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	$0	$0	$0	$0	$0	$0	$(1,824,774)	$0	$(1,824,774)

NET INCOME ATTRIBUTABLE TO PARENT	$(158)	$0	$0	$0	$0	$(22,429,853)	$8,876,513	$5,121,008	$(8,432,331)

ATTACHMENT 2:

BALANCE SHEET

As of 01/31/2013

	Edison Mission Energy	Camino Energy Company	San Joaquin Energy Company	Southern Sierra Energy	Western Sierra Energy	Midwest Generation EME, LLC	Edison Mission Midwest Holdings Co.	Midwest Generation, LLC	Midwest Finance Corp.	Midwest Generation Procurement Services	Edison Mission Holdings Co.	Chestnut Ridge Energy Company
ASSETS
Current Assets
Cash & Cash Equivalents	$321,959,655	$0	$0	$0	$0	$617,381	$0	$91,083,629	$100	$0	$0	$0
Accounts receivable-trade	$293,671	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Accounts receivable-affiliates	$(4,701,231)	$2,559	$43,147	$16,908	$16,985	$2,959,042	$(325)	$39,613,216	$0	$0	$(325)	$(22,782)
Inventory	$0	$0	$0	$0	$0	$0	$0	$159,457,767	$0	$0	$0	$0
Derivative assets	$0	$0	$0	$0	$0	$0	$0	$3,621,090	$0	$0	$0	$0
Restricted Cash ST	$2,023,178	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Margin and collateral deposits	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Deferred taxes-ST	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Prepaid expenses and other	$10,426,259	$195,862	$246,201	$136,667	$437,793	$1,420,330	$0	$8,211,056	$0	$7,667,190	$0	$0
Total Current Assets	$330,001,531	$198,422	$289,348	$153,575	$454,778	$4,996,753	$(325)	$301,986,759	$100	$7,667,190	$(325)	$(22,782)
Investments in consolidated subs	$4,486,875,748	$0	$0	$0	$0	$2,301,866,879	$2,301,790,150	$152,284	$0	$0	$308,513,970	$80,105,413
Investments in unconsolidated affiliates	$8,068,747	$38,575,854	$28,241,835	$34,167,634	$40,283,194	$0	$0	$0	$0	$0	$0	$(0)
Net Property, Plant and Equipment	$147,378,840	$0	$0	$0	$0	$1,042,528	$0	$2,086,974,143	$0	$0	$0	$0
Other Assets
Deferred financing costs	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Long-term derivative assets	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Restricted cash LT	$73,383,326	$0	$0	$0	$0	$51,500	$0	$3,837,603	$0	$0	$0	$0
Rent payments under plant operating leases	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Other long-term assets	$36,265,730	$0	$0	$0	$0	$0	$0	$6,174,438	$0	$0	$0	$0
Carry Value Adjustment	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Other Assets	$109,649,056	$0	$0	$0	$0	$51,500	$0	$10,012,040	$0	$0	$0	$0
Asset of Discontinued Operations	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
TOTAL ASSETS	$5,081,973,921	$38,774,276	$28,531,183	$34,321,209	$40,737,971	$2,307,957,660	$2,301,789,825	$2,399,125,227	$100	$7,667,190	$308,513,645	$80,082,632

LIABILITIES
Current Liabilities
Accounts payable	$1,499,219	$0	$0	$0	$0	$316,721	$0	$12,725,335	$0	$0	$0	$0
Accounts payable-affiliates	$1,148,601,211	$(2,801,410)	$3,346,619	$3,291,797	$5,297,490	$(3,995,493)	$(65,702)	$(4,796,633)	$325	$7,079,229	$208,188	$(252,561,847)
Accrual Liability	$19,484,326	$0	$9,564	$0	$3,444	$2,203,232	$0	$18,930,843	$0	$(1,322,277)	$0	$0
Derivative liabilities	$0	$0	$0	$0	$0	$0	$0	$3,673,447	$0	$0	$0	$0
Interest payable	$14,361	$0	$0	$0	$0	$8,074	$0	$3,361,218	$0	$0	$0	$0
Current maturities of LT obligations	$0	$0	$0	$0	$0	$0	$0	$6,476,472	$0	$0	$0	$0
Short-term debt	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Current Liabilities	$1,169,599,117	$(2,801,410)	$3,356,183	$3,291,797	$5,300,934	$(1,467,466)	$(65,702)	$40,370,683	$325	$5,756,952	$208,188	$(252,561,847)
Liabilities subject to compromise	$3,878,033,038	$0	$0	$0	$0	$86,480	$0	$528,835,678	$0	$0	$0	$0
Other Liabilities
LT Debt	$0	$0	$0	$0	$0	$0	$0	$1,387,139	$0	$0	$0	$0
Deferred taxes and tax credits	$75,409,499	$3,883,706	$3,344,784	$2,206,663	$3,151,444	$484,049	$(10,343)	$(8,256,205)	$0	$0	$(111,190)	$(177,501,156)
Deferred revenue	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Long-term derivative liabilities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Long Term Pension and Benefits	$41,203,856	$0	$0	$0	$0	$12,474,011	$0	$130,617,580	$0	$0	$0	$0
Other long-term liabilities	$7,357,150	$0	$0	$0	$0	$0	$0	$54,411,203	$0	$0	$0	$2,258,877
Total Other Liabilities	$123,970,505	$3,883,706	$3,344,784	$2,206,663	$3,151,444	$12,958,060	$(10,343)	$178,159,717	$0	$0	$(111,190)	$(175,242,279)
Liabilities of disc operations	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
TOTAL LIABILITIES	$5,171,602,660	$1,082,296	$6,700,968	$5,498,460	$8,452,378	$11,577,075	$(76,045)	$747,366,077	$325	$5,756,952	$96,998	$(427,804,126)

EQUITY
Shareholder’s Equity
Common stock	$64,130,460	$100	$100	$100	$100	$100	$100	$100	$100	$0	$100	$100
Paid in Capital	$1,322,315,132	$36,885,943	$10,073,669	$21,794,514	$30,094,059	$2,406,852,834	$2,453,819,810	$3,405,782,800	$0	$0	$308,423,378	$63,897,396
Retained Earnings	$(1,468,407,864)	$805,937	$11,756,446	$7,028,135	$2,191,434	$(102,996,393)	$(151,954,040)	$(1,692,670,119)	$(325)	$1,910,239	$(6,831)	$443,428,187
Partnership Equity	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Accumulated other comprehensive income	$(7,666,466)	$0	$0	$0	$0	$(7,475,956)	$0	$(61,353,631)	$0	$0	$0	$561,075
Total Shareholder’s equity	$(89,628,738)	$37,691,980	$21,830,215	$28,822,749	$32,285,593	$2,296,380,585	$2,301,865,871	$1,651,759,150	$(225)	$1,910,239	$308,416,647	$507,886,758

Noncontrolling Interest	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

TOTAL EQUITY	$(89,628,738)	$37,691,980	$21,830,215	$28,822,749	$32,285,593	$2,296,380,585	$2,301,865,871	$1,651,759,150	$(225)	$1,910,239	$308,416,647	$507,886,758

TOTAL LIABILITIES & EQUITY	$5,081,973,921	$38,774,276	$28,531,183	$34,321,209	$40,737,971	$2,307,957,660	$2,301,789,825	$2,399,125,227	$100	$7,667,190	$308,513,645	$80,082,632

	Mission Energy Westside	Edison Mission Energy Fuel Services, LLC	Edison Mission Fuel Resources, Inc.	Edison Mission Fuel Transportation, Inc.	Midwest Peaker Holdings, Inc.	COMBINED DEBTORS	COMBINED NON- DEBTOR	ELIMINATIONS	EME CONSOLIDATED
ASSETS
Current Assets
Cash & Cash Equivalents	$0	$0	$0	$0	$0	$413,660,765	$594,322,878	$(0)	$1,007,983,643
Accounts receivable-trade	$0	$0	$0	$0	$0	$293,671	$70,958,097	$0	$71,251,768
Accounts receivable-affiliates	$3,218	$0	$0	$0	$0	$37,930,412	$85,678,820	$(118,486,597)	$5,122,635
Inventory	$0	$0	$0	$0	$0	$159,457,767	$10,365,006	$(0)	$169,822,773
Derivative assets	$0	$0	$0	$0	$0	$3,621,090	$55,035,303	$0	$58,656,394
Restricted Cash ST	$0	$0	$0	$0	$0	$2,023,178	$9,522,483	$0	$11,545,661
Margin and collateral deposits	$0	$0	$0	$0	$0	$0	$71,415,129	$0	$71,415,129
Deferred taxes-ST	$0	$0	$0	$0	$0	$0	$0	$233,645	$233,645
Prepaid expenses and other	$0	$0	$0	$0	$0	$28,741,359	$23,711,303	$(0)	$52,452,662
Total Current Assets	$3,218	$0	$0	$0	$0	$645,728,242	$921,009,019	$(118,252,952)	$1,448,484,310
Investments in consolidated subs	$890,110	$0	$0	$0	$0	$9,480,194,554	$115,699,586	$(9,595,894,140)	$0
Investments in unconsolidated affiliates	$0	$0	$0	$0	$0	$149,337,263	$372,002,134	$(0)	$521,339,397
Net Property, Plant and Equipment	$0	$0	$0	$0	$0	$2,235,395,511	$3,077,899,460	$(795,428,414)	$4,517,866,557
Other Assets
Deferred financing costs	$0	$0	$0	$0	$0	$0	$43,176,247	$0	$43,176,247
Long-term derivative assets	$0	$0	$0	$0	$0	$0	$34,571,876	$0	$34,571,876
Restricted cash LT	$0	$0	$0	$0	$0	$77,272,428	$23,838,016	$(0)	$101,110,445
Rent payments under plant operating leases	$0	$0	$0	$0	$0	$0	$0	$830,129,595	$830,129,595
Other long-term assets	$0	$0	$0	$0	$0	$42,440,168	$66,967,464	$(0)	$109,407,632
Carry Value Adjustment	$0	$0	$0	$0	$0	$0	$(6,539,808)	$0	$(6,539,808)
Total Other Assets	$0	$0	$0	$0	$0	$119,712,596	$162,013,795	$830,129,595	$1,111,855,986
Asset of Discontinued Operations	$0	$0	$0	$0	$0	$0	$0	$0	$0
TOTAL ASSETS	$893,328	$0	$0	$0	$0	$12,630,368,167	$4,648,623,995	$(9,679,445,911)	$7,599,546,250

LIABILITIES
Current Liabilities
Accounts payable	$0	$0	$0	$0	$0	$14,541,275	$15,575,222	$(0)	$30,116,497
Accounts payable-affiliates	$(329,015)	$0	$0	$0	$0	$903,274,759	$(552,465,723)	$(318,379,811)	$32,429,225
Accrual Liability	$0	$0	$0	$0	$0	$39,309,132	$4,062,638	$966,646	$44,338,416
Derivative liabilities	$0	$0	$0	$0	$0	$3,673,447	$10,970,232	$(0)	$14,643,679
Interest payable	$0	$0	$0	$0	$0	$3,383,653	$6,059,982	$(3,361,218)	$6,082,417
Current maturities of LT obligations	$0	$0	$0	$0	$0	$6,476,472	$306,348,358	$(5,081,142)	$307,743,688
Short-term debt	$0	$0	$0	$0	$0	$0	$405,071,885	$0	$405,071,885
Total Current Liabilities	$(329,015)	$0	$0	$0	$0	$970,658,739	$195,622,595	$(325,855,525)	$840,425,809
Liabilities subject to compromise	$0	$0	$0	$0	$0	$4,406,955,196	$0	$(447,556,563)	$3,959,398,633
Other Liabilities
LT Debt	$0	$0	$0	$0	$0	$1,387,139	$749,554,057	$0	$750,941,196
Deferred taxes and tax credits	$161,582	$0	$0	$0	$0	$(97,237,167)	$617,183,314	$(447,251,289)	$72,694,858
Deferred revenue	$0	$0	$0	$0	$0	$0	$530,350,229	$(0)	$530,350,229
Long-term derivative liabilities	$0	$0	$0	$0	$0	$0	$102,382,360	$0	$102,382,360
Long Term Pension and Benefits	$0	$0	$0	$0	$0	$184,295,448	$60,529,311	$(0)	$244,824,759
Other long-term liabilities	$123	$0	$0	$0	$0	$64,027,353	$192,337,491	$18,626,856	$274,991,700
Total Other Liabilities	$161,705	$0	$0	$0	$0	$152,472,772	$2,252,336,763	$(428,624,433)	$1,976,185,102
Liabilities of disc operations	$0	$0	$0	$0	$0	$0	$0	$0	$0
TOTAL LIABILITIES	$(167,310)	$0	$0	$0	$0	$5,530,086,707	$2,447,959,358	$(1,202,036,522)	$6,776,009,543

EQUITY
Shareholder’s Equity
Common stock	$100	$0	$0	$0	$0	$64,131,560	$5,003,100	$(5,004,200)	$64,130,460
Paid in Capital	$804,720	$0	$0	$0	$0	$10,060,744,255	$4,533,035,184	$(13,498,807,814)	$1,094,971,625
Retained Earnings	$255,818	$0	$0	$0	$0	$(2,948,659,376)	$(2,728,968,046)	$5,083,202,930	$(594,424,492)
Partnership Equity	$0	$0	$0	$0	$0	$0	$80,995,523	$(80,995,523)	$0
Accumulated other comprehensive income	$0	$0	$0	$0	$0	$(75,934,979)	$(73,502,205)	$24,195,218	$(125,241,966)
Total Shareholder’s equity	$1,060,638	$0	$0	$0	$0	$7,100,281,460	$1,816,563,556	$(8,477,409,389)	$439,435,627

Noncontrolling Interest	$0	$0	$0	$0	$0	$0	$384,101,081	$0	$384,101,081

TOTAL EQUITY	$1,060,638	$0	$0	$0	$0	$7,100,281,460	$2,200,664,637	$(8,477,409,389)	$823,536,708

TOTAL LIABILITIES & EQUITY	$893,328	$0	$0	$0	$0	$12,630,368,167	$4,648,623,995	$(9,679,445,911)	$7,599,546,250

ATTACHMENT 3:

FORM (940) FEDERAL INFORMATION.

MONTH OF JANUARY, 2013

THE FEDERAL UNEMPLOYMENT TAXES ARE DUE THE END OF THE QUARTER.

NO TAX PAYMENT UNTIL APRIL, 2013

		FED. 941	Tax due
COMPANY	PERIOD	WAGES	paid to
CODE NAME	DATE	PAID	SCE
3010 EDISON MISSION ENERGY	01/01/2013 01/31/2013	2,562,450.97	5,022.67
3040 MIDWEST GENERATION EME, LLC	01/01/2013 01/31/2013	2,346,915.00	3,314.55
3050 MIDWEST GENERATION, LLC	01/01/2013 01/31/2013	5,328,722.11	27,866.26
TOTAL FEDERAL 940 WAGES		10,238,088.08	36,203.48

ATTACHMENT 4:

FEDERAL TAX (941) LIABILITY AND DEPOSIT — FOR COMPANY (EME 3010 , EME MDWEST 3040 AND MIDWEST 3050)

MONTH OF JANUARY, 2013.

** WAGES AND TAXES REPORTED AND PAID UNDER:**
AGENT: SOUTHERN CALIFORNIA EDISON COMPANY
AGENT FEIN #95-1240335

		FED. 941	BI-WEEKLY TAX					TOTAL FEDERAL TAX					TOTAL
	DATE	WAGES		SOCIAL SECURITY TAX		MEDICARE TAX			SOCIAL SECURITY TAX		MEDICARE TAX		FEDERAL(941)	Trace
PAY PERIOD	LIABILITY DEPOSIT	PAID	FIT W/H	EMPLOYEE	EMPLOYER	EMPLOYEE	EMPLOYER	FIT W/H	EMPLOYEE	EMPLOYER	EMPLOYEE	EMPLOYER	TAX PAYMENT	Number
F.CYC	B.WKLY (3010) 01/02	48,810.32	12,202.58	0.00	0.00	0.00	0.00
F.CYC	B.WKLY (3040) 01/02	380,324.00	95,081.00	0.00	0.00	0.00	0.00
F.CYC	B.WKLY (3050) 01/02	17,069.36	4,267.34	0.00	0.00	0.00	0.00
	01/02 01/03							111,550.92	0.00	0.00	0.00	0.00	111,550.92	0006010
N.CYC	B.WKLY (3010) 01/04	624,347.37	105,387.02	42,263.68	42,263.68	9,914.53	9,914.53
N.CYC	B.WKLY (3040) 01/04	458,887.83	91,127.58	31,571.79	31,571.79	7,383.72	7,383.72
N.CYC	B.WKLY (3050) 01/04	2,576,103.45	427,590.27	173,251.95	173,251.95	40,518.73	40,518.73
	01/04 01/07							624,104.87	247,087.42	247,087.42	57,816.98	57,816.98	1,233,913.67	000367
F.CYC	B.WKLY (3010) 01/07	66.76	0.00	4.14	4.14	0.96	(29.31)
F.CYC	B.WKLY (3040) 01/07	23,547.44	5,713.49	1,459.94	1,459.94	341.44	341.44
	01/07 01/08							5,713.49	1,464.08	1,464.08	342.40	312.13	9,296.18	0001887
F.CYC	B.WKLY (3010) 01/08	67,723.12	16,930.78	4,198.84	4,198.84	981.98	981.99
F.CYC	B.WKLY (3040) 01/08	40,200.00	10,050.00	2,492.40	2,492.40	582.90	582.90
	01/08 01/09							26,980.78	6,691.24	6,691.24	1,564.88	1,564.89	43,493.03	0003680
F.CYC	B.WKLY (3010) 01/09	123,179.41	30,794.93	7,049.40	7,049.40	1,786.07	1,786.10
F.CYC	B.WKLY (3040) 01/09	101,597.55	25,399.40	6,299.05	6,299.05	1,473.16	1,473.16
	01/09 01/10							56,194.33	13,348.45	13,348.45	3,259.23	3,259.26	89,409.72	0007102
F.CYC	B.WKLY (3010) 01/10	65,040.44	16,260.12	4,032.55	4,032.55	943.08	943.08
F.CYC	B.WKLY (3040) 01/10	268,178.66	66,804.65	12,828.44	12,828.44	3,949.04	3,949.04
F.CYC	B.WKLY (3050) 01/10	4,836.03	999.11	314.70	314.70	73.60	73.60
	01/10 01/11							84,063.88	17,175.69	17,175.69	4,965.72	4,965.72	128,346.70	0004400
F.CYC	B.WKLY (3010) 01/14	63,212.24	15,803.06	3,919.16	3,919.16	916.58	916.58
F.CYC	B.WKLY (3050) 01/14	47,726.00	11,931.50	2,959.02	2,959.02	692.02	692.02
	01/14 01/15							27,734.56	6,878.18	6,878.18	1,608.60	1,608.60	44,708.12	0001099
F.CYC	B.WKLY (3040) 01/17	185,341.96	46,335.50	4,801.60	4,801.60	3,007.75	2,687.45
F.CYC	B.WKLY (3050) 01/17	932.14	64.97	57.80	57.80	13.52	13.52
N.CYC	B.WKLY (3010) 01/18	513,006.16	80,196.19	35,884.01	35,884.01	8,392.23	8,392.22
N.CYC	B.WKLY (3040) 01/18	592,102.37	124,190.63	32,479.27	32,479.27	9,374.36	9,221.61
N.CYC	B.WKLY (3050) 01/18	2,346,555.34	363,150.29	158,677.53	158,677.53	37,109.93	37,109.99
F.CYC	B.WKLY (3050) 01/18	5,694.35	1,245.85	353.05	353.05	82.57	82.57
holiday mon 1/21	01/18 01/22							615,183.43	232,253.26	232,253.26	57,980.36	57,507.36	1,195,177.67	0000302
F.CYC	B.WKLY (3010) 01/21	911,608.36	228,850.12	36,346.00	36,346.00	11,496.24	11,078.53
F.CYC	B.WKLY (3040) 01/21	414,530.92	104,060.80	9,640.59	9,640.59	7,472.11	5,628.56
	01/21 01/23							332,910.92	45,986.59	45,986.59	18,968.35	16,707.09	460,559.54	0001838
F.CYC	B.WKLY (3010) 01/24	27,726.80	6,963.68	0.00	0.00	0.00	0.00
	01/24 01/25							6,963.68	0.00	0.00	0.00	0.00	6,963.68	0001348
F.CYC	B.WKLY (3010) 01/25	24,869.37	6,217.34	247.30	247.30	360.61	360.61
	01/25 01/30							6,217.34	247.30	247.30	360.61	360.61	7,433.16	0000669
F.CYC	B.WKLY (3010) 01/28	28,206.69	6,309.56	1,767.29	1,767.29	413.32	413.32
	01/29 02/01							6,309.56	1,767.29	1,767.29	413.32	413.32	10,670.78	0001134
F.CYC	B.WKLY (3010) 01/31	123,461.70	30,907.36	6,618.64	6,618.64	1,790.19	1,790.19
F.CYC	B.WKLY (3040) 01/31	3,818.45	954.61	236.74	236.74	55.37	55.37
	01/31 02/01							31,861.97	6,855.38	6,855.38	1,845.56	1,845.56	49,263.85	0004791
JANUARY TOTAL		10,088,704.59	1,935,789.73	579,754.88	579,754.88	149,126.01	146,361.52	1,935,789.73	579,754.88	579,754.88	149,126.01	146,361.52	3,390,787.02

Total for Edison Mission Energy (3010)		2,621,258.74	556,822.74	142,331.01	142,331.01	36,995.79	36,547.84	556,822.74	142,331.01	142,331.01	36,995.79	36,547.84	915,028.39
Total for Midwest Generation EME LLC (3040)		2,468,529.18	569,717.66	101,809.82	101,809.82	33,639.85	31,323.25	569,717.66	101,809.82	101,809.82	33,639.85	31,323.25	838,300.40
Total for Midwest Generation, LLC (3050)		4,998,916.67	809,249.33	335,614.05	335,614.05	78,490.37	78,490.43	809,249.33	335,614.05	335,614.05	78,490.37	78,490.43	1,637,458.23
Total		10,088,704.59	1,935,789.73	579,754.88	579,754.88	149,126.01	146,361.52	1,935,789.73	579,754.88	579,754.88	149,126.01	146,361.52	3,390,787.02
Difference		—	—	—	—	—	—	—	—	—	—	—	—